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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 30, 2002

                           SCOTIA PACIFIC COMPANY LLC
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-63825
                            (Commission File Number)

                                   68-0414690
                     (I.R.S. Employer Identification Number)

                 P.O. BOX 712                          95565
           125 MAIN STREET, 2ND FLOOR               (Zip Code)
              SCOTIA, CALIFORNIA
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (707) 764-2330

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      The Audit Committee of MAXXAM Inc. ("MAXXAM") annually considers and recommends to the Board of Directors of MAXXAM the selection of the independent public accountants of the Company and its subsidiaries (other than Kaiser
Aluminum Corporation). As recommended by the Audit Committee, the Board of
Directors of MAXXAM on April 30, 2002, decided to no longer engage Arthur
Andersen LLP ("Andersen") as its independent public accountants and engaged
Deloitte & Touche LLP to serve as its independent public accountants effective immediately.

      Andersen's reports on the financial statements of the registrant, Scotia
Pacific Company LLC (the "Company"), for the fiscal years ended December 31,
2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles

      During the Company's fiscal years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's financial statements for such years; and
there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation
S-K.

      The Company provided Andersen with a copy of the foregoing disclosures.
Attached as Exhibit 16 is a copy of Andersen's letter stating its agreement with such statements.

      During the Company's fiscal years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.  The following exhibit is filed with this report:

      Exhibit         Description

          16          Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated May 2, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCOTIA PACIFIC COMPANY LLC
                                                     (Registrant)

Date:  May 2, 2002                            By:    /s/ Bernard L. Birkel
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                                                   Bernard L. Birkel
                                                       Secretary

                                  EXHIBIT INDEX

Exhibit 16     Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated May 2, 2002